As Filed with the Securities and Exchange
Commission on July 20, 1999                         Registration No. 333-______
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                            VALMONT INDUSTRIES, INC.
               (Exact Name of Issuer as Specified in its Charter)

                  Delaware                                 47-0351813
         (State or Other Jurisdiction of                (I.R.S. Employer
         Incorporation of Organization)                Identification No.)

                Valley, Nebraska                               68064

(Address of Principal Executive Offices)                    (Zip Code)

                    Valmont Employee Retirement Savings Plan
                            (Full Title of the Plans)

                     Terry J. McClain, Senior Vice President
                           and Chief Financial Officer
                            Valmont Industries, Inc.
                                Valley, NE 68064
                     (Name and Address of Agent for Service)

                     Telephone Number, Including Area Code,
                       of Agent for Service: 402-359-2201

                         CALCULATION OF REGISTRATION FEE

----------------------- --------------------- -------------------- ------------------------ --------------------
                                              Proposed maximum     Proposed maximum
Title of securities     Amount to be          offering price per   aggregate offering       Amount of
to be registered        registered(1)         share(2)             price(2)                 registration fee(3)
----------------------- --------------------- -------------------- ------------------------ --------------------
Common Stock            150,000               $15.4375             $2,315,625               $644
----------------------- --------------------- -------------------- ------------------------ --------------------

(1) In addition, pursuant to Rule 416(c), this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described therein.
(2) Estimated solely for the purposes of calculating the amount of the registration fee, pursuant to Rule 457(c), on the basis of the average of the high and low sales prices on July 15, 1999.
(3) Relates only to additional shares registered hereby and does not include the amount of registration fee previously paid in connection with the 100,000 shares of Common Stock previously registered by Registration Statement on Form S-8 filed with the Commission on December 29, 1994 (Reg. No. 33-57117).

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                                EXPLANATORY NOTE


         Pursuant to General Instruction E Form S-8, this Registration Statement is being filed in order to register 150,000 additional shares of Common Stock of Valmont Industries, Inc. with respect to a currently effective Registration Statement on Form S-8 (33-57117) relating to the Valmont Employee Retirement Savings Plan.

         The contents of Registration Statement on Form S-8 (33-57117) as filed on December 29, 1994 are incorporated by reference into this Registration Statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits

         4.1    -    Certificate of  Incorporation,  as amended,  filed with the
                     Company's Quarterly Report on Form 10-Q for the quarter ended March 28, 1998 and incorporated herein by reference.

         4.2    -    Bylaws, as amended,  filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 1998 and incorporated herein by reference.

         4.3    -    Rights  Agreement dated as of December 19, 1995 between the
                     Company and First National Bank of Omaha as Rights Agent filed with the Company's Current Report on Form 8-K dated
                     December 19, 1995 and incorporated herein by reference.

         4.4    -    Certificate  of  Adjustment  dated  May 30,  1997 to Rights
                     Agreement dated as of December 19, 1995, filed with the Company's Annual Report on Form 10-K for fiscal year ended
                     December 27, 1997 and incorporated herein by reference.

         4.5    -    Valmont  Employee   Retirement  Savings  Plan  incorporated
                     herein  by   reference   from   Exhibit  4.1  of  Valmont's
                     Registration   Statement  on  Form  S-8  (33-57117)   filed
                     December 29, 1994.

         5      -    Opinion of McGrath, North, Mullin & Kratz, P.C.

         23.1   -    Consent of McGrath,  North,  Mullin & Kratz,  P.C., counsel for the Company (included as part of Exhibit 5)

         23.2   -    Consent of Deloitte & Touche LLP

         24     -    Powers of Attorney

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8, and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and the State of Nebraska, on July 20, 1999.

                                     Valmont Industries, Inc.

                                  /s/ Mogens C. Bay
                              By_________________________
                                  Mogens C. Bay
                                  Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 20, 1999.

         Signature Title

/s/ Mogens C. Bay                       Director, Chairman and Chief
Mogens C. Bay                                    Executive Officer (Principal
                                                 Executive Officer)

/s/ Terry J. McClain                    Vice President and Chief
Terry J. McClain                                 Financial Officer (Principal
                                                 Financial Officer)

/s/ Brian C. Stanley                    Vice President - Investor
Brian C. Stanley                                 Relations & Controller
                                                 (Principal Accounting Officer)


Robert B. Daugherty*
Charles M. Harper*
John E. Jones*
Thomas F. Madison*
Charles D. Peebler, Jr.*
Bruce Rohde*
Walter Scott, Jr.*
Kenneth E. Stinson*


         *Mogens C. Bay, by signing his name hereto, signs this registration statement on behalf of each of the directors indicated. A Power of Attorney authorizing such action has been filed herein as Exhibit 24.


                                             s/ Mogens C. Bay
                                             -------------------------------
                                                Mogens C. Bay
                                                Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, the Valmont Employee Retirement Savings Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Valley, and the State of Nebraska, on this 20th of July, 1999.

                                          VALMONT EMPLOYEE RETIREMENT
                                          SAVINGS PLAN



                                        By:  /s/ Mogens C. Bay
                                           --------------------------------
                                             Mogens C. Bay
                                             Policy Committee Member

                                        By: /s/ Terry J. McClain
                                            -------------------------------
                                             Terry J. McClain
                                             Policy Committee Member


                                        By: /s/ Thomas P. Egan, Jr.
                                             ------------------------------
                                             Thomas P. Egan, Jr.
                                             Policy Committee Member

                                Index to Exhibits

     Exhibit No.             Exhibit                                     Page

 4.1    -    Certificate of  Incorporation,  as amended,  filed with the
             Company's Quarterly Report on Form 10-Q for the quarter ended March 28, 1998 and incorporated herein by reference.

 4.2    -    Bylaws, as amended,  filed with the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 1998 and incorporated herein by reference.

 4.3    -    Rights  Agreement dated as of December 19, 1995 between the
             Company and First National Bank of Omaha as Rights Agent filed with the Company's Current Report on Form 8-K dated
             December 19, 1995 incorporated herein by reference.

 4.4    -    Certificate  of  Adjustment  dated  May 30,  1997 to Rights
             Agreement  dated as of December 19, 1995,  filed as Exhibit
             4(b) with the Company's Annual Report on Form 10-K for fiscal year ended December 27, 1997 and incorporated herein by reference.

 4.5    -    Valmont  Employee   Retirement  Savings  Plan  incorporated
             herein  by   reference   from   Exhibit  4.1  of  Valmont's
             Registration   Statement  on  Form  S-8  (33-57117)   filed
             December 29, 1994.

 5      -    Opinion    of    McGrath,    North,    Mullin    &   Kratz,
             P.C.....................

 23.1   -    Consent of McGrath,  North,  Mullin & Kratz,  P.C., counsel for the Company (included as part of Exhibit 5)

 23.2   -    Consent of Deloitte & Touche LLP...........................

 24     -    Powers of Attorney.........................................